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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use in this Form S-3 Registration Statement of our report dated May 29, 1998 relating to the December 31, 1997 financial statements of Deltek Systems, Inc. and subsidiaries included herein and to all references to our Firm included in this Form S-3 Registration Statement No. 333-60457.

                                                        /s/  ARTHUR ANDERSEN LLP
Washington, D.C.
September 24, 1998